Prospectus supplement	August 26, 2011

Putnam Global Equity Fund Prospectus dated February 28, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now R. Shepherd Perkins and Darren Jaroch.

Mr. Perkins joined the fund in 2011. From July, 2011 to present, he has been employed by Putnam Investment Management, LLC as Co-Head of International Equities. From 1997 to 2011, he was employed by Fidelity Investments, as a Portfolio Manager.

Additional information regarding Mr. Jaroch, including his business experience during the past five years, is set forth in the prospectus.

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